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                                                                    EXHIBIT 4.3

[LOGO]                 TELEPHONE AND DATA SYSTEMS, INC                    SHARES

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



             TDS TELECOMMUNICATIONS GROUP COMMON SHARES PAR VALUE
                         ONE CENT ($.01) PER SHARE
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

    THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF CHICAGO OR IN THE CITY
                                 OF NEW YORK






THIS CERTIFIES THAT                                              is the owner of





                                                           CUSIP 879433 88 6




       full paid and nonassessable TDS Telecommunications Group Common
                Shares par value one cent ($.01) per share of

                       TELEPHONE AND DATA SYSTEMS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents.
    This Certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

    Dated:              COUNTERSIGNED AND REGISTERED
                                    HARRIS TRUST AND SAVINGS BANK
                                               CHICAGO
                                                    TRANSFER AGENT AND REGISTRAR
                        BY


                                    [SEAL]                  AUTHORIZED SIGNATURE



         SECRETARY                                         PRESIDENT

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                             [BACK OF CERTIFICATE]

    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

    TEN COM -as tenants in common       UNIF GIFT MIN ACT -______Custodian______
                                                           (Cust)        (Minor)
    TEN ENT -as tenants by the entireties          under Uniform Gifts to Minors

    JT TEN -as joint tenants with right             Act_______________
            of survivorship and not as                   (State)
            tenants in common

    Additional abbreviations may also be used though not in the above list.




    FOR VALUE RECEIVED, ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
    ----------------------------------------------


    ----------------------------------------------



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________SHARES
OF THE STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


_______________________________________________________________________ATTORNEY,
TO TRANSFER THE SAME ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED _______________________


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW



                               _________________________________________________


                               _________________________________________________
                               ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                               CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                               THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                               ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                               SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.